SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2004

GENERAL ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

New York	1-35	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

Item 5. Other Events

The information included in this Form 8-K affects only disclosures related to segment results, and does not in any way restate or revise the financial position, results of operations or cash flows in any reported Statement of Financial Position, Statement of Earnings, Statement of Changes in Shareowners’ Equity or Statement of Cash Flows of General Electric Company (GE) and consolidated affiliates, or the consolidating financial statements of GE or GE Capital Services, Inc. (GECS).

As described in our Annual Report on Form 10-K for the year ended December 31, 2003 (2003 Form 10-K), we reorganized our businesses on January 1, 2004. As a result of reorganizing our businesses around markets and customers, we reduced our number of reporting segments from 14 to 11. We believe this simplified organization will help us achieve lower costs of operations in platforms that will accommodate our future growth. Our 11 reporting segments as of January 1, 2004, were as follows:

•	Advanced Materials – the combination of our Plastics business with the silicones and quartz businesses of Specialty Materials

•	Commercial Finance – the combination of Commercial Finance and the Fleet Services business that was previously part of Equipment Management

•	Consumer Finance – remains unchanged

•	Consumer & Industrial – the combination of our Consumer Products business with certain parts of our Industrial Products and Systems business

•	Energy – our Power Systems business plus the Transmission & Distribution business previously part of Industrial Products and Systems

•	Equipment & Other Services – the combination of Equipment Management (excluding Fleet Services) and the All Other GECS segment

•	Healthcare – our Medical Systems business, which remains unchanged

•	Infrastructure – the combination of the security, sensors and Fanuc Automation businesses of Industrial Products and Systems with the water business of Specialty Materials

•	Insurance – remains unchanged

•	NBC – remains unchanged

•	Transportation – the combination of Aircraft Engines, Transportation Systems and certain parts of GE Supply

More detailed business descriptions are presented in the exhibits referred to below.

As required by Statement of Financial Accounting Standards (SFAS) No. 131, consolidated financial statements issued by GE in the future will reflect modifications to our reportable segments resulting from these organizational changes, including reclassification of all comparative prior period segment information. Accordingly, in this Form 8-K, we are providing the required reclassified information about this reorganization as it relates to prior periods.

(2)

The attached exhibits provide two views of the reclassifications resulting from the organizational changes. Exhibits 99(a) and 99(b) set out the portions of the 2003 Form 10-K that are most affected by these changes, while exhibit 99(c) sets out reclassified 2003 and 2002 unaudited segment data by quarter. Exhibit 99(d) contains the complete Management’s Discussion and Analysis and consolidated financial statements from the 2003 Form 10-K for which the segment information has been reclassified to conform to the new segment presentation. These financial statements, conformed for the changes, are our historical financial statements.

Item 7. Financial Statements and Exhibits:

23		Consent of KPMG LLP.

99	(a)	Description of new Business segments reflecting the January 1, 2004, organizational changes.

99	(b)	Certain sections of Management’s Discussion and Analysis of Results of Operations of the 2003 Form 10-K and notes 10, 12, 13, 16 and 27, of the audited consolidated financial statements of GE for the fiscal year ended December 31, 2003, all conformed to reflect the January 1, 2004, organizational changes.

99	(c)	Unaudited operating segment results for 2003 and 2002 by quarter conformed to reflect the January 1, 2004, organizational changes.

99	(d)	Management’s Discussion and Analysis of the 2003 Form 10-K, and audited consolidated financial statements of GE for the fiscal year ended December 31, 2003, both conformed to reflect the January 1, 2004, organizational changes. Also included is the independent auditors’ report dated February 6, 2004, except as to page 48 and notes 10, 12, 13, 16 and 27, which are as of March 29, 2004.

(3)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL ELECTRIC COMPANY

By:	/s/ Philip D. Ameen
Philip D. Ameen Vice President and Comptroller

Date: March 30, 2004

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